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                      SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant ( X )
Filed by a Party other than the registrant  (  )
Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for use of the Commission only (as permitted by Rule
      14a-b(e)(2)
( ) Definitive Proxy Statement
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

    The Bureau of National Affairs, Inc.
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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j(2) or
      Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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(X) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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Cynthia J. Bolbach                                 (202) 452-4580
Corporate Secretary                           Fax: (202) 452-4226
                                         E-mail: cbolbach@bna.com






                                        March 31, 1995





Dear Shareholder:

     The proxy statement mailed to shareholders on March 24, 1995 listed, on page 1, the number of outstanding shares of Class A stock as of March 25, 1995, and, on page 4, the number of outstanding shares of Class B and C stock as of March 25, 1995. The numbers listed, however, reflect the number of shares outstanding as of March 1, 1995, not March 25, 1995. The correct number of shares outstanding as of March 25, 1995 are:

          Class A:  3,483,152

          Class B:  4,824,410

          Class C:    430,312

     As noted in the proxy, the resolution proposed by the Board of Directors will not be approved unless a majority of the outstanding Class A shares votes in its favor. It is very important that all shareholders vote on this proposed resolution. The Board of Directors strongly recommends that shareholders vote FOR the proposed resolution.


                                        Very truly yours,

                                        s\  Cynthia J. Bolbach
                                        ----------------------
                                        Cynthia J. Bolbach
                                        Secretary